EXHIBIT 10.11b
--------------


                                 AMENDMENT NO. 4


          AMENDMENT NO. 4 dated as of January 31, 1997, between ARGYLE TELEVISION, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the
                                    -------
Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
                               --------------------
"Subsidiary Guarantors" and, together with the Company, the "Obligors"); each of
----------------------                                       --------
the lenders that is a signatory hereto (individually, a "Lender" and,
                                                         ------
collectively, the "Lenders"); THE CHASE MANHATTAN BANK (successor by merger to
                   -------
The Chase Manhattan Bank, N.A.), a New York State banking corporation, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and BANK OF MONTREAL,
                                  --------------------
BANQUE PARIBAS and UNION BANK, as co-agents (in such capacity, the "Co-Agents").
                                                                    ---------

          The Company, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Co-Agents are parties to an Amended and Restated Credit Agreement dated as of June 13, 1995 (as heretofore modified and supplemented by Amendments No. 1, 2 and 3, and as in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof,
     ----------------
for extensions of credit (by making of loans and issuing letters of credit) to be made by said Lenders to the Company in an aggregate principal or face amount not exceeding $215,000,000.

          The Company has requested that the Lenders consent to the modification of the Credit Agreement (i) to permit the exchange of the Buffalo Station and Grand Rapids Station for television stations in Cincinnati, Ohio and Oklahoma City, Oklahoma and (ii) to increase the aggregate amount of the Revolving Credit Commitments under the Credit Agreement from $45,000,000 (the aggregate amount available as of December 31, 1996, after giving effect to previous voluntary and scheduled reductions of such Commitments) to $65,000,000, and to the modification of the Credit Agreement in certain other respects. The Lenders are willing to so consent as provided herein and, accordingly, the parties hereto hereby agree as follows:

          Section 1.  Definitions.  Except as otherwise defined in this
                      -----------
Amendment No. 4, terms defined in the Credit Agreement are used herein as defined therein (including the Credit Agreement as amended by this Amendment No.
4).

          Section 2.  Amendments.  Subject to the satisfaction of the conditions
                      ----------
precedent set forth in Section 3 hereof, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

          2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

          2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:

                                Amendment No. 4
                                ---------------

          "Acquisitions" shall mean, collectively, the Buffalo Acquisition, the
           ------------
     Exchange Acquisition, the Hawaii Acquisition and the NTG Acquisition.

          "Amendment No. 4 Effective Date" shall mean the date the conditions
           ------------------------------
     set forth in Section 3 of Amendment No. 4 hereto shall have been satisfied or waived.

          "Cincinnati Station" shall mean WLWT-TV, Cincinnati, Ohio.
           ------------------

          "Disposition" shall mean any sale, assignment, transfer or other
           -----------
     disposition of any Property (whether now owned or hereafter acquired) by the Company or any of its Consolidated Subsidiaries to any other Person excluding any sale, assignment, transfer or other disposition of (x) any Property sold or disposed of in the ordinary course of business and on ordinary business terms and (y) any Investment permitted under Section 9.08(h) hereof. The term "Disposition" shall include (a) the entering into by the Company or any of its Consolidated Subsidiaries of any LMA Arrangement (without limiting the obligation of the Company and its Consolidated Subsidiaries to first obtain the consent of the Majority Lenders to such LMA Arrangement pursuant to Section 12.04 hereof, to the extent required hereunder) and (b) the disposition of the Buffalo Station and Grand Rapids Station pursuant to the Exchange Acquisition.

          "EBITDA" shall mean, for any period, the amount, determined without
           ------
     duplication, for the Company and its Consolidated Subsidiaries, of (a) net revenue (defined as gross operating revenue plus rental income minus the
                                                 ----               -----
     sum of barter and trade revenue, agency and advertising commissions and sales representative fees) minus (b) operating expenses (determined as
                                -----
     provided in the next sentence) minus (c) Film Cash Payments minus (d)
                                    -----                        -----
     Corporate Overhead minus (e) any payments made by the Company and its
                        -----
     Consolidated Subsidiaries during such period in respect of any LMA Arrangement (without limiting the obligation of the Company and its Consolidated Subsidiaries to first obtain the consent of the Majority Lenders to such LMA Arrangement pursuant to Section 12.04 hereof, to the extent required hereunder), excluding, however, any LMA Purchase Price Payments and any LMA Capital Expenditures. In calculating "EBITDA" for any period:

                    (i) if any portion of such period shall occur prior to an Acquisition of a Station, EBITDA shall be calculated as if such Station had been acquired by the Company and its Consolidated Subsidiaries at the beginning of such period;

                    (ii) "operating expenses" shall be determined exclusive of barter and trade expenses, depreciation and amortization (including amortization in respect of Film Obligations and barter expenses), Interest Expense, any non-cash charges (including, without limitation, non-cash pension expenses and any write-offs of programming rights), Acquisition Related Compensation Expenses, Excludable NTG Acquisition Expenses, Excludable Exchange Acquisition Expenses, income taxes accrued for the relevant period and any expense items that are required to be treated as Capital Expenditures in accordance with the definition of such term in this Section 1.01, and "net revenue" and "operating expenses" shall both be determined exclusive of (x) any payments made or received under Interest Rate Protection Agreements,
          (y) extraordinary and non-recurring gains or losses, and any gains or losses from the sale of assets and (z) any non-cash stock option expense or non-cash stock option gain in respect of options for the capital stock of the Company issued to any of its officers, directors or employees;

                    (iii) performance bonuses shall be treated as an "operating expense" only in the period in which such bonuses are paid, whether or not such bonuses are accrued during or in respect of such period;

                    (iv) for all purposes of this Agreement (other than for purposes of EBITDA as used in the definition of Excess Cash Flow), any Film Cash Payment to the extent consisting of an

                                Amendment No. 4
                                ---------------
          up-front payment made with respect to a Film Obligation incurred during such period, shall not be deducted in determining EBITDA for such period but shall instead (x) in the event such contract has a term of twelve months or less, be amortized over the term of such contract and (y) in the event such contract has a term of more than twelve months, be amortized over the term of such contract (or, if shorter, the pay period of such contract), and in the case of both (x) and (y), only the portion of such Film Cash Payment so amortized during such period shall be deducted in determining EBITDA for such period, provided that Film Cash Payments for any month listed in
                  --------
          Schedule X hereto ending after the respective Acquisition therein identified shall be deemed to be in the respective amount for such month set forth in said Schedule X hereto; and

                    (v) if during any period for which EBITDA is being determined the Company or any Consolidated Subsidiary shall have acquired any new Station or Stations (including, without limitation, the Buffalo Station, the Grand Rapids Station, the Hawaii Stations, the Jackson Station and the Providence Station), then, for all purposes of this Agreement (other than for purposes of the definition of EBITDA as used in making the calculations to determine (x) compliance with Sections 9.10(c) and 9.10(d) hereof, (y) Excess Cash Flow or (z) Broadcast Cash Flow, for each of which purposes actual EBITDA for the relevant period shall be used), EBITDA shall be determined on a pro forma basis for such period as if the relevant acquisition had been made or consummated on the first day of such period.

          "Exchange Acquisition" shall mean the acquisition of the Cincinnati
           --------------------
     Station and Oklahoma City Station pursuant to the Exchange Agreement.

          "Exchange Agreement" shall mean the Asset Exchange Agreement by and
           ------------------
     among Combined Communications Corporation of Oklahoma, Inc., Multimedia Entertainment, Inc., the Operating Corporation and License Corporation for the Grand Rapids Station and the Operating Corporation and License Corporation for the Buffalo Station, as the same shall, subject to Section
     9.17 hereof, be modified and supplemented and in effect from time to time.

          "Exchange Effective Date" shall mean the date upon which the
           -----------------------
     disposition of the Buffalo Station and Grand Rapids Station, in exchange for the acquisition of the Cincinnati Station and the Oklahoma City Station pursuant to the Exchange Agreement, occurs.

          "Excludable Exchange Acquisition Expenses" shall mean for the fiscal
           ----------------------------------------
     quarters ended in 1996 and 1997 set forth in Schedule XIII hereto, the respective expenses associated with the Exchange Acquisition listed on said
     Schedule XIII opposite such fiscal quarters.

          "License Corporation" shall mean (a) in the case of the Buffalo
           -------------------
     Station, WGRZ Argyle Television, Inc., a Nevada corporation, (b) in the case of the Grand Rapids Station, WZZM Argyle Television, Inc., a Nevada corporation, (c) in the case of the Hawaii Stations, KITV Argyle Television, Inc., a Nevada corporation, (d) in the case of the Jackson Station, WAPT Argyle Television, Inc., a Nevada corporation, (e) in the case of the Providence Station, WNAC Argyle Television, Inc., a Nevada corporation, and (f) in the case of any Station acquired pursuant to a Subsequent Acquisition, the Consolidated Subsidiary of the Company that shall hold the respective Station Licenses under the authority of which such Station is operated. Notwithstanding the foregoing, as contemplated by the last sentence of Section 9.13(c) hereof, neither the Cincinnati Station nor the Oklahoma City Station shall have License Corporations.

          "Ohio/Oklahoma Company" shall mean WZZM Argyle Television, Inc., to be
           ---------------------
     renamed Ohio/Oklahoma Argyle Television, Inc., immediately prior to the consummation of the Exchange Acquisition.

          "Oklahoma City Station" shall mean KOCO-TV, Oklahoma City, Oklahoma.
           ---------------------

                                Amendment No. 4
                                ---------------

          "Operating Corporation" shall mean (a) in the case of the Buffalo
           ---------------------
     Station, Buffalo Argyle Television, Inc., (b) in the case of the Grand Rapids Station, Grand Rapids Argyle Television, Inc., (c) in the case of the Hawaii Stations, Hawaii Argyle Television, Inc., (d) in the case of the Jackson Station, Jackson Argyle Television, Inc., (e) in the case of the Providence Station, Providence Argyle Television, Inc., and (f) in the case of any Station acquired pursuant to a Subsequent Acquisition, the Consolidated Subsidiary of the Company that shall own the operating assets and other Property relating to the operations of such Station. Notwithstanding the foregoing, as contemplated by the last sentence of
     Section 9.13(c) hereof, neither the Cincinnati Station nor the Oklahoma City Station shall have Operating Corporations.

          "Revolving Credit Commitment" shall mean, for each Revolving Credit
           ---------------------------
     Lender, the obligation of such Lender to make Revolving Credit Loans (or to acquire Letter of Credit Interests) in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on the signature pages of Amendment No. 4 under the caption "Revolving Credit Commitment" or, in the case of any Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under
     Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (in each case as the same may be reduced from time to time pursuant to Section 2.03 hereof or reduced or increased pursuant to an assignment permitted under Section 12.06(b) hereof). The aggregate principal amount of the Revolving Credit Commitments as of the Amendment No. 4 Effective Date is $65,000,000.

          "Revolving Credit Lenders" shall mean (a) on the Amendment No. 4
           ------------------------
     Effective Date, the Lenders having Revolving Credit Commitments on the signature pages of Amendment No. 4 and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by
     Section 12.06(b) hereof.

          "Stations" shall mean, collectively, (a) the Buffalo Station, (b) the
           --------
     Grand Rapids Station, (c) the Hawaii Stations, (d) the Jackson Station, (e) the Providence Station and (f) any additional television broadcasting station acquired by the Company or any of its Consolidated Subsidiaries after the date hereof pursuant to a Subsequent Acquisition, provided that,
                                                                 --------
     upon the Exchange Effective Date, such term shall no longer include the Buffalo Station and the Grand Rapids Station, but shall include the Cincinnati Station and the Oklahoma City Station.

          "Subsequent Acquisition" shall mean any acquisition (including,
           ----------------------
     without limitation, entering into an LMA Arrangement) pursuant to Section 9.05(b)(v) hereof and the Exchange Acquisition.

          "Term Loan Commitment" shall mean, for each Lender, the obligation of
           --------------------
     such Lender to make a Term Loan in a principal amount up to but not exceeding the amount set opposite the name of such Lender on the signature pages of Amendment No. 4 under the caption "Term Loan Commitment" or, in the case of any Person that becomes a Lender pursuant to an assignment permitted under Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (in each case as the same may be reduced from time to time pursuant to Section
     2.03 hereof or reduced or increased pursuant to an assignment permitted under Section 12.06(b) hereof). The aggregate principal amount of the Term Loan Commitments as of the Amendment No. 4 Effective Date is $65,000,000.

          2.03. Section 2.03(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                                Amendment No. 4
                                ---------------

          "(a) The aggregate amount of the Revolving Credit Commitments shall be automatically reduced to zero on the Revolving Credit Commitment Termination Date. In addition, the aggregate amount of the Revolving Credit Commitments shall be automatically reduced on the Revolving Credit Conversion Date to the lesser of (i) $25,000,000 or (ii) $65,000,000 minus
                                                                          -----
     the aggregate amount of Revolving Credit Loans designated as Term Loans hereunder on the Revolving Credit Conversion Date."

          2.04. Section 8.15(d) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(d) All of the issued and outstanding shares of capital stock of whatever class of each License Corporation is owned by the Company. All of the issued and outstanding shares of capital stock of whatever class of each Operating Corporation for any Station is owned by the License Corporation for such Station. All of the issued and outstanding shares of capital stock of whatever class of the Ohio/Oklahoma Company is owned by the Company."

          2.05. Section 8.17 of the Credit Agreement is hereby amended by adding a new paragraph thereto to read as follows:

          "Set forth on Schedule IV attached hereto is a list of all of the real property interests of the Company and its Subsidiaries relating to the Cincinnati Station and the Oklahoma City Station that (after giving effect to the Exchange Acquisition) will be held by the Company or any of its Subsidiaries on the Exchange Effective Date, indicating in each case whether the respective Property is owned or leased, the identity of the owner or lessee and the location of the respective Property. All such Property owned (or to be owned) by the Company and its Subsidiaries is identified in Part A of said Schedule IV and all such Property leased (or to be leased) by the Company and its Subsidiaries is identified in Part B of said Schedule IV."

          2.06. Section 8.18 of the Credit Agreement is hereby amended by adding two new paragraphs thereto to read as follows:

          "Schedule III attached hereto accurately and completely lists, for the Cincinnati Station and the Oklahoma City Station, respectively, after giving effect to the Exchange Acquisition, all Station Licenses (other than non-material incidental microwave relay and remote transmitter licenses) that will be granted or assigned to the Company or any Consolidated Subsidiary, or under which the Company and its Consolidated Subsidiaries will have the right to operate such Stations. The Station Licenses listed on said Schedule III with respect to such Stations include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Stations, and the conduct of the business of the Company and its Consolidated Subsidiaries with respect to such Stations, as now conducted or proposed, as of the date hereof, to be conducted. The Station Licenses listed in said Schedule III, after giving effect to the transactions contemplated hereby to occur on or before the Exchange Effective Date, will be validly issued in the name of, or will be validly assigned to the Ohio/Oklahoma Company and will be in full force and effect, and the Company and its Consolidated Subsidiaries will have fulfilled and performed in all material respects all of their obligations with respect thereto and have full power and authority to operate thereunder, and all consents of the FCC to the assignment of the principal broadcasting licenses and any other material Station Licenses in connection with the transactions contemplated hereby will have been approved by orders of the FCC.

          On the Exchange Effective Date, after giving effect to the Exchange Acquisition, all operating assets, rights and other Property (including the Station Licenses) relating to, and material to the operations of, the Cincinnati Station and the Oklahoma City Station, respectively, will be owned (or will be available for use under lease, license or other arrangements entered into with Third Parties) by the Ohio/Oklahoma Company."

                                Amendment No. 4
                                ---------------

          2.07. A new clause (vi) is hereby added to Section 9.05(b) of the Credit Agreement (and, in that connection, the word "and" at the end of clause
(iv) of said Section 9.05(b) is hereby deleted, and the period at the end of clause (v) of said Section 9.05(b) is hereby replaced with "; and") as follows:

          "(vi) the Ohio/Oklahoma Company may acquire the Cincinnati Station and the Oklahoma City Station pursuant to the Exchange Acquisition, so long as:

               (A) immediately prior to such acquisition (and the related disposition of the Buffalo Station and Grand Rapids Station) and after giving effect thereto, (1) no Default shall have occurred or be continuing and (2) the Company shall be in pro forma compliance with Sections 9.10(a), 9.10(b), 9.10(c) and 9.10(d) hereof (the determination of such pro forma compliance to be calculated, as at the end of and for the period of four fiscal quarters most recently ended prior to the date of such acquisition for which financial statements of the Company and its Subsidiaries are available, under the assumption that such acquisition and disposition shall have occurred at the beginning of the applicable period) and the Company shall have delivered to the Administrative Agent a certificate of the chief financial officer of the Company showing such calculations in reasonable detail to demonstrate such compliance;

               (B) the assignment of the Station Licenses to the Ohio/Oklahoma Company with respect to the Cincinnati Station and the Oklahoma City Station shall have been approved by an order of the FCC, which order need not be final (i.e. no longer subject to further judicial or administrative review);

               (C) no Indebtedness is to be incurred or assumed in connection with such acquisition (except for borrowings under this Agreement and except for the incurrence of Capital Lease Obligations in respect of a long-term lease of the studio and related facilities for the Cincinnati Station to be accounted for as a net asset on the balance sheet of the Ohio/Oklahoma Company);

               (D) in connection with such acquisition the Company shall have delivered to the Administrative Agent and each Lender environmental surveys and assessments prepared by a firm of licensed engineers in form and substance satisfactory to the Administrative Agent and the Majority Lenders reflecting that such Stations (or the entity owning such Stations) will not be subject to any material environmental liabilities; and

               (E) the Company shall have delivered evidence satisfactory to the Administrative Agent and the Majority Lenders that the Company and its Consolidated Subsidiaries will not become liable, contingently or otherwise, in respect of any material tax or ERISA liability of the previous owner of such Stations (or the entity owning such Stations) as a result of such acquisition."

          2.08. Section 9.05(c) of the Credit Agreement is hereby amended by replacing the "and" at the end of clause (i) thereof with a comma and adding the following at the end of clause (ii) thereof:

          "and (iii) the Company may dispose of the Buffalo Station and the Grand Rapids Station pursuant to the Exchange Acquisition."

          2.09. Paragraphs (a) and (b) of Section 9.10 of the Credit Agreement are hereby amended in their entirety to read as follows:

          (a)  Debt Ratio.  The Company will not permit the Debt Ratio at any
               ----------
     time during the following respective periods to exceed the ratios set forth below opposite such periods:

                                Amendment No. 4
                                ---------------

               Period                       Ratio
               ------                       -----

          From the Amendment No. 2
            Effective Date through
            September 29, 1997             6.25 to 1

          From September 30, 1997
            through March 30, 1998         6.00 to 1

          From March 31, 1998
            through September 29, 1998     5.75 to 1

          From September 30, 1998
            through March 30, 1999         5.25 to 1

          From March 31, 1999
            through September 29, 1999     5.00 to 1

          From September 30, 1999
            through March 30, 2000         4.75 to 1

          From March 31, 2000
            through September 29, 2000     4.50 to 1

          From September 30, 2000
            and at all times thereafter    4.25 to 1

          (b)  Senior Debt Ratio.  The Company will not permit the Senior Debt
               -----------------
     Ratio at any time during the following respective periods to exceed the ratios set forth below opposite such periods:

                                Amendment No. 4
                                ---------------

               Period                       Ratio
               ------                       -----

          From the Amendment No. 2
            Effective Date through
            September 29, 1997             4.00 to 1

          From September 30, 1997
           through March 30, 1998          3.75 to 1

          From March 31, 1998
           through September 29, 1998      3.50 to 1

          From September 30, 1998
           through March 30, 1999          3.00 to 1

          From March 31, 1999
           through September 29, 1999      2.75 to 1

          From September 30, 1999
           through March 30, 2000          2.50 to 1

          From March 31, 2000
           through September 29, 2000      2.25 to 1

          From September 30, 2000
           and at all times thereafter     2.00 to 1"

          2.10 Section 9.11 of the Credit Agreement is hereby amended by inserting a new clause (h) after clause (g) therein, and amending the last paragraph of said Section 9.11 in its entirety to read, as follows:

               "(h) The Cincinnati Station may make Capital Expenditures in an aggregate amount up to but not exceeding $15,000,000 in respect of the construction of a new studio and related facilities for the Cincinnati Station.

          In determining the amount of Capital Expenditures (other than HDTV Expenditures) permitted to be made by the Company or any of its Consolidated Subsidiaries in any fiscal year pursuant to this Section 9.11, Capital Expenditures made during any fiscal year shall be deemed to have been made first from the amount permitted under clause (a) above, second from the amount permitted under clause (b) above, third from the amount permitted under clause (c) above and last from the amount permitted under clause (d) above, provided that (x) LMA Capital Expenditures made during
                       --------
     any fiscal year shall be deemed to have been made first from the amount permitted under clause (f) above, and thereafter in the order provided above in this sentence, (y) Capital Expenditures made by Hawaii Argyle Television, Inc. in respect of the studio and related facilities referred to in clause (g) above shall be deemed to have been made first from the amount permitted under clause (g) above, and thereafter in the order provided above in this sentence and (z) Capital Expenditures made by the Cincinnati Station in respect of the studio and related facilities referred to in clause (h) above shall be deemed to have been made first from the amount permitted under clause (h) above, and thereafter in the order provided above in this sentence.

          2.11. Section 9.13(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                                Amendment No. 4
                                ---------------

          "(c)  Station Licenses.  The Company will cause all Station Licenses
                ----------------
     at all times to be held in the name of the respective License Corporation for the Station being operated under authority of such Station Licenses and will not permit such License Corporation to become directly or indirectly obligated in respect of any Film Obligations or in respect of any Indebtedness (other than Indebtedness hereunder or under the Security Documents). The Company will at all times cause all operating assets, rights and other Property relating to, and material to the operations of, any Station to be owned (or available for use under lease, license or other arrangements entered into with Third Parties) by the respective Operating Corporation for such Station. Notwithstanding the foregoing, the Stations Licenses and operating assets, rights and other Property relating to the Cincinnati Station and Oklahoma City Station shall be held by the Ohio/Oklahoma Company."

          2.12. The first parenthetical phrase in the first sentence of Section 9.16(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(other than any License Corporation or Operating Corporation for any Station and other than the Ohio/Oklahoma Company)".

          2.13. Section 9.17 of the Credit Agreement is hereby amended by inserting ", the Exchange Agreement" after the words "the Asset Purchase Agreement" in clause (iv) thereof.

          2.14. Clause (ii) of Section 9.18 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(ii) cause such Subsidiary to take such action (including, without limitation, delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements and executing and delivering Mortgages covering the real Property and fixtures owned or leased by such Subsidiary) as shall be necessary to create and perfect valid and enforceable first priority Liens on substantially all of the Property of such new Subsidiary as collateral security for the obligations of such new Subsidiary hereunder, provided that the Company shall not be required to
                           --------
     execute and deliver Mortgages covering the real Property and fixtures with respect to the Cincinnati Station or the Oklahoma City Station, and"

          2.15. Schedules III and IV, respectively, to the Credit Agreement are hereby supplemented by adding thereto the information set forth in Schedules III and IV hereto.

          2.16. The Credit Agreement is hereby amended by adding a new Schedule XIII as attached hereto.

          Section 3.  Conditions to Effectiveness.  The effectiveness of the
                      ---------------------------
amendments set forth in Section 2 above is subject to: (i) the condition precedent that such effectiveness shall occur on or before February 28, 1997, and (ii) the receipt by the Administrative Agent of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender or the Majority Lenders) in form and substance:

          (a)  Executed Amendment.  A copy of this Amendment No. 4 duly executed
               ------------------
     and delivered by each Obligor, each Lender and the Administrative Agent. Notwithstanding the foregoing, although a Lender's name may appear on the signature pages hereto, to the extent that the Commitments and related Loans and Letter of Credit Interests of such Lender have been assigned to another Lender, it shall not be necessary for such first-named Lender to execute and deliver this Amendment No. 4 in order for the amendments set forth in Section 2 above to become effective.

          (b)  Corporate Documents.  A certified copy of the charter and by-laws
               -------------------
     (or equivalent documents) of the Company (or, in the alternative, a certificate to the effect that such charter and by-laws have not been amended since the Amendment No. 2 Effective Date) and of all corporate authority for the Company

                                Amendment No. 4
                                ---------------

     (including, without limitation, board of director resolutions and evidence of the incumbency of officers) with respect to the execution, delivery and performance of this Amendment No. 4 (and the Administrative Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Company to the contrary).

          (c)  Opinion of Counsel to the Obligors.  An opinion dated the
               ----------------------------------
     Amendment No. 4 Effective Date, of Locke Purnell Rain Harrell (A Professional Corporation), counsel to the Obligors in form and substance reasonably satisfactory to, the Majority Lenders and the Administrative Agent (and each Obligor hereby instructs such counsel to deliver such opinions to the Lenders and the Administrative Agent).

          (d)  Revolving Credit Notes and Loans.  The Company shall have
               --------------------------------
     delivered to Chase, in exchange for the Revolving Credit Notes heretofore delivered by it to such Lender pursuant to Section 5(g) of Amendment No. 2, new promissory notes in substantially the form of Exhibit A-1 to the Credit Agreement, dated the date of the Revolving Credit Notes being exchanged, payable to Chase in a principal amount equal to the amount of its Revolving Credit Commitment (as increased hereby), and each of such promissory notes (a "New Revolving Credit Note") shall constitute a "Revolving Credit Note"
         -------------------------
     under the Credit Agreement as amended hereby.

          In addition to the foregoing, the Company shall have borrowed from, and each of the Revolving Credit Lenders shall have made Revolving Credit Loans to, the Company and (notwithstanding the provisions of Section 4.02 of the Credit Agreement requiring that prepayments of Revolving Credit Loans be made ratably in accordance with the principal amounts of the Revolving Credit Loans held by the Revolving Credit Lenders) the Company shall have prepaid Revolving Credit Loans held by the Revolving Credit Lenders (and the Revolving Credit Lenders shall have assigned and reallocated any participations in respect of outstanding Letters of Credit among themselves, which assignment and reallocation the Revolving Credit Lenders hereby agree to do on the date of such effectiveness) in such amounts as shall be necessary, together with accrued interest and any amounts payable under Section 5.05 of the Credit Agreement, so that after giving effect to such Loans, prepayments, assignments and reallocations, the Revolving Credit Loans and Letter of Credit Liabilities shall be held by the Revolving Credit Lenders pro rata in accordance with the respective amounts of their Revolving Credit Commitments (as increased hereby).

          (e)  Other Documents.  Such other documents as the Administrative
               ---------------
     Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request.

          Section 4.  Representations and Warranties.  The Company represents
                      ------------------------------
and warrants to the Administrative Agent and the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Section 8 to "this Agreement" included reference to this Amendment No. 4. In addition, the Company represents and warrants to the Administrative Agent and the Lenders that it has heretofore delivered to the Administrative Agent a complete and correct copy of the Exchange Agreement as in effect on the date hereof (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements or instruments and all other material ancillary documents to be executed or delivered in connection therewith.

          Section 5.  Compensation for Repurchases of Loans.  In order to obtain
                      -------------------------------------
the consent of all of the Lenders to the amendments contemplated by this Amendment No. 4, Chase may (at the request of the Company) have purchased the Loans and assumed the Commitments of certain of the Lenders outstanding under the Credit Agreement immediately prior to the effectiveness of such amendments. The Company hereby agrees to pay to Chase in respect of any Eurodollar Loans so purchased by it from any other Lender the following amounts:

                                Amendment No. 4
                                ---------------

               (i) an amount equal to the excess, if any, of (x) the interest that Chase would have been entitled to receive hereunder in respect of such Eurodollar Loans through the remaining portion of the Interest Periods therefor (assuming such Loans had been made under the Credit Agreement by Chase to the Company, on the date of such purchase, as Eurodollar Loans having Interest Periods equal in duration to the period from and including the date such Loans were so purchased by Chase to and including the date such Interest Periods expire) over (y) the interest Chase will in fact
                                   ----
     receive on such Loans for such period pursuant to Section 3.02 of the Credit Agreement, such excess to be payable on the last day of such continued Interest Periods and

               (ii) such amounts as Chase shall be required to pay to any Lender in order to induce such Lender to assign all of its Loans then outstanding to Chase, such amount not to exceed (without the consent of the Company) an amount equal to the amount that such Lender would be entitled to receive under Section 5.05 of the Credit Agreement in respect of the Eurodollar Loans held by it at the time of such assignment (assuming such Loans were being paid in full on the date of such assignment).

          Section 6.  Release.  Each of the Lenders hereby authorizes and
                      -------
directs the Administrative Agent to execute and deliver to the Company (and the Administrative Agent hereby so agrees to execute and deliver) such releases of Liens and other instruments as shall be necessary to release, effective upon the consummation of the Exchange Acquisition, any Liens in favor of the Lenders or the Administrative Agent covering assets relating to the Buffalo Station or Grand Rapids Station.

          Section 7.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement shall remain unchanged and in full force and effect. This Amendment No. 4 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 4 by signing any such counterpart. This Amendment No. 4 shall be governed by, and construed in accordance with, the law of the State of New York.

                                Amendment No. 4
                                ---------------

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.


                                    ARGYLE TELEVISION, INC.



                                    By
                                      ----------------------------------------
                                      Title:  Chief Financial Officer,
                                                    Assistant Secretary and
                                                    Treasurer


                                    SUBSIDIARY GUARANTORS
                                    ---------------------


                                    WZZM ARGYLE TELEVISION, INC. (to be
                                     renamed Ohio/Oklahoma Argyle
                                     Television, Inc.)
                                    KITV ARGYLE TELEVISION, INC.
                                    WAPT ARGYLE TELEVISION, INC.
                                    WNAC ARGYLE TELEVISION, INC.
                                    WGRZ ARGYLE TELEVISION, INC.
                                    KHBS ARGYLE TELEVISION, INC.
                                    HAWAII ARGYLE TELEVISION, INC.
                                    GRAND RAPIDS ARGYLE
                                     TELEVISION, INC.
                                    JACKSON ARGYLE TELEVISION, INC.
                                    PROVIDENCE ARGYLE TELEVISION,
                                     INC.
                                    BUFFALO ARGYLE TELEVISION, INC.
                                    ARKANSAS ARGYLE TELEVISION, INC.


                                    By
                                      ---------------------------------------
                                     Title:  Chief Financial
                                                   Officer, Assistant
                                                   Secretary and
                                                   Treasurer

                                Amendment No. 4
                                ---------------

                                    LENDERS
                                    -------


Revolving Credit Commitment              THE CHASE MANHATTAN BANK
---------------------------               (successor by merger to The
$19,674,418.60                            Chase Manhattan Bank, N.A.)

Term Loan Commitment
---------------------------              By
$19,674,418.60                             ---------------------------------
                                            Title:

Revolving Credit Commitment              BANK OF MONTREAL
---------------------------
$ 7,558,139.53

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 7,558,139.53                              Title:


Revolving Credit Commitment              BANQUE PARIBAS
---------------------------
$ 7,558,139.53
                                         By
Term Loan Commitment                       ---------------------------------
---------------------------                 Title:
$ 7,558,139.53
                                         By
                                           ---------------------------------
                                            Title:

Revolving Credit Commitment              UNION BANK
---------------------------
$ 7,558,139.53

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 7,558,139.53                              Title:


Revolving Credit Commitment              CIBC, INC.
---------------------------
$ 6,046,511.62

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 6,046,511.62                              Title:


Revolving Credit Commitment              THE BANK OF NEW YORK
---------------------------
$ 4,534,883.75

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 4,534,883.75                              Title:

                                Amendment No. 4
                                ---------------

Revolving Credit Commitment              FIRST HAWAIIAN BANK
---------------------------
$ 3,000,000.00

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 3,000,000.00                              Title:


Revolving Credit Commitment              FLEET NATIONAL BANK
---------------------------
$ 3,023,255.82

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 3,023,255.82                              Title:


Revolving Credit Commitment              BANK OF HAWAII
---------------------------
$ 3,023,255.81

Term Loan Commitment                     By
---------------------------                ---------------------------------
$ 3,023,255.81                              Title:


Revolving Credit Commitment              WELLS FARGO BANK (TEXAS) N.A.
---------------------------               (formerly First Interstate Bank
$ 3,023,255.81                             of Texas, N.A.)

Term Loan Commitment
---------------------------              By
$ 3,023,255.81                             ---------------------------------
                                            Title:

                             ---------------------

                               THE CHASE MANHATTAN BANK
                               (successor by merger to The
                                Chase Manhattan Bank, N.A.),
                                as Administrative Agent


                                By
                                  ------------------------------------------

                                Amendment No. 4
                                ---------------

                                                                    Schedule III


                              [Station Licenses]


                                Amendment No. 4
                                ---------------

                                                                     Schedule IV


                                [Real Property]


                                  Scedule III
                                  -----------

                                                                   Schedule XIII


Excludable Exchange Acquisition Expenses
----------------------------------------

[See definition of same in Section 1.01]

                    1Q96      2Q96      3Q96      4Q96      1Q97      2Q97
                  --------  --------  --------  --------  --------  --------

Stay Bonuses      $    -    $    -    $    -    $213,000  $    -    $    -

Severance              -         -         -         -     238,000       -

Reorganization      39,000    39,000    39,000    39,000    13,000       -

Pension            188,442   188,414   188,496   188,491    72,862       -

Transaction            -         -         -         -     238,000    25,000

Transition             -         -         -         -     130,000   130,000
                  --------  --------  --------  --------  --------  --------

  TOTAL           $227,442  $227,414  $277,496  $440,491  $503,862  $155,000
                  ========  ========  ========  ========  ========  ========

NOTES:

Stay Bonuses:  Paid by Gannett to retain employees during divestiture process
Severance:  Paid by Argyle to terminated employees
Reorganization:  Positions which have been eliminated/restructured
Pension:  Elimination of Gannett pension - Argyle has no pension
Transaction:  Legal, accounting, consulting and related
Transition: Recruiting, relocation, consulting, research, conversion, assimilation